UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2008

U.S. Dry Cleaning Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-23305	77-0357037
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 E. Tahquitz Canyon, Suite 203 Palm Springs, California	92262
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (760) 322-7447

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

  CURRENT REPORT ON FORM 8-K

U.S. DRY CLEANING CORPORATION

February 1, 2008

Item 8.01.	Other Events.

U.S. Dry Cleaning Corporation announced today with great regret the untimely passing of Earl Greenburg, a director of the company.  Mr. Greenburg was one of the founding directors of the company.  No new director has been named.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.                                Description

99.1	Press Release of U.S. Dry Cleaning Corporation issued February 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. DRY CLEANING CORPORATION

Date: February 7, 2008	By: /s/ Robert Y. Lee
Robert Y. Lee
Chief Executive Officer